UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026 (August 12, 2026)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2026 (the “Closing Date”), Professional Diversity Network, Inc., a Delaware corporation (the “Company”), in connection with a best efforts public offering (the “Offering”), sold an aggregate of (x) 1,620,000 units (the “Units”) at an offering price of $0.28 per Unit, consisting of (i) 1,620,000 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) common stock purchase warrants to initially purchase up to 1,620,000 shares of Common Stock (the “Common Warrants”); and (y) 5,524,000 pre-funded units of the Company (the “Pre-Funded Units”) at an offering price $0.2799 per Pre-Funded Unit, consisting of (i) pre-funded common stock purchase warrants exercisable for up to 5,524,000 shares of Common Stock at $0.0001 per share (the “Pre-Funded Warrants”), and (ii) Common Warrants initially exercisable for up to 5,524,000 shares of Common Stock.

The Units, the Pre-Funded Units, the Shares, the Common Warrants and the Pre-Funded Warrants included in the Units and the Pre-Funded Units, as applicable, as well as all shares of Common Stock issuable upon exercise of the Common Warrants and the Pre-Funded Warrants, were offered and sold to investors in the Offering and registered pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-297043) (the “Registration Statement”), initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on June 26, 2026, which the SEC declared effective on August 12, 2026. One institutional investor in the Offering entered into a securities purchase agreement, dated as of August 12, 2026 (the “Purchase Agreement”), with the Company, while other investors relied solely on the prospectus forming a part of the Registration Statement in connection with the purchase of the securities in the Offering.

Neither the Units nor the Pre-Funded Units have stand-alone rights, are certificated or were issued as stand-alone securities. The Shares and the Common Warrants included in the Units, and the Pre-Funded Warrants and the Common Warrants included in the Pre-Funded Units, are immediately separable from one another and were issued separately in the Offering.

Each Common Warrant are exercisable immediately upon issuance at an initial exercise price of $0.28 per share (representing 100% of the public offering price of $0.28 per Unit) and will expire on the third anniversary of the date of issuance. A holder of Common Warrants or Pre-Funded Warrants may not exercise any portion of such warrants if, after giving effect to such exercise, the holder, together with its affiliates and any other person or entity acting as a group, would beneficially own more than 4.99% (or, at the election of the holder, up to 9.99%) of the outstanding shares of Common Stock immediately after exercise, subject to the terms and conditions of such warrants.

The Pre-Funded Warrants are immediately exercisable at a per share price of $0.0001 until they are exercised in full. The holder of a Pre-Funded Warrant may, in its sole discretion, elect to exercise the Pre-Funded Warrant through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Pre-Funded Warrant. If a registration statement registering the issuance of the shares of Common Stock underlying the Common Warrants under the Securities Act is not effective or available, the holder of a Common Warrant may, in its sole discretion, elect to exercise the Common Warrant through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Common Warrant.

The exercise price and the number of shares issuable under the Common Warrants will be proportionately adjusted in the event of certain transactions involving the Common Stock, including stock dividends or share splits, certain distributions and dividends, and rights offerings. Notwithstanding the foregoing, if at any time while the Common Warrants are outstanding, there occurs any share split, share dividend, reverse share split, or share combination, recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”, and the date of that Share Combination Event (or if the Share Combination Event occurs after the close of trading on the principal market, the trading day following that date), the “Share Combination Event Date”), then, in addition and after giving effect to the adjustments for that Share Combination Event elsewhere in the Common Warrants, the exercise price shall be reduced, but in no event increased, to the lowest VWAP (as defined in the Common Warrants) during the period commencing five consecutive trading days immediately preceding and the five consecutive trading days immediately following the Share Combination Event Date (as applicable, the “Event Market Price”); provided, that in calculating the Event Market Price, the VWAP for trading days prior to the Share Combination Event Date shall be the VWAP reported after adjusting for the Share Combination Event. The number of shares issuable under the Warrants will be increased such that the aggregate exercise price, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding.

The Common Warrants also contain certain downward adjustment mechanism and anti-dilution provisions. If at any time while the Common Warrants are outstanding, the Company sell, enter into an agreement to sell, or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock or securities convertible or exercisable into shares of Common Stock, except for certain exempt issuance (each a “Subsequent Equity Sale”) for a per share price less than the then effective exercise price of the Warrant in effect immediately prior to such Subsequent Equity Sale (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), then effective as of the close of trading on the last trading day of the New Issuance Adjustment Period (as defined below) for each Dilutive Issuance the exercise price shall be reduced, but in no event increased, to the lower of the (1) Base Share Price and the (2) lowest VWAP during the period commencing five consecutive trading days immediately preceding and ending on the fifth trading day immediately following the consummation of such Dilutive Issuance (as applicable, such period, the “New Issuance Adjustment Period”).

In no event shall the exercise price of the Common Warrants be reduced below a floor price of $0.08, as adjusted for share dividends, share splits, stock combinations and other similar transactions.

Pursuant to the Purchase Agreement, subject to certain exceptions, the Company is not permitted to, without prior written consent of the Placement Agent (as defined below), (A) (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or securities convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock or (ii) file any registration statement or amendment or supplement thereto, other than the final prospectus in connection with the Registration Statement or filing a registration statement on Form S-8 in connection with any employee benefit plan, updating an effective registration statement on Form S-3 or filing a registration statement on Form S-4 in connection with a transaction described in the definition of “Exempt Issuance” (as defined in the Purchase Agreement) for a period of 75 days from the Closing Date; or (B) effect or enter into an agreement to effect any issuance of Common Stock or securities convertible into Common Stock (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Purchase Agreements) for a period of 75 days from the Closing Date.

The Purchase Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by the Company to the investor signatory for losses or damages arising out of or in connection with the Offering, including for breach of the representations and warranties. The Purchase Agreement also contains other obligations of the parties and termination provisions.

The Company’s executive officers, directors, and any other holder(s) of 5.0% or more of the outstanding shares of Common Stock as of August 12, 2026 (and all holders of securities exercisable for or convertible into shares of Common Stock) have agreed with the Placement Agent, subject to certain exceptions, to a 90‑day lock‑up period from the closing of the Offering, during which they may not offer, sell, contract to sell or otherwise dispose of any of our securities without the prior written consent of the Placement Agent.

In connection with the Offering, on August 12, 2026, the Company also entered into a placement agency agreement with Maxim Group LLC (the “Placement Agency Agreement”), pursuant to which Maxim Group LLC (the “Placement Agent”) agreed to serve as the exclusive placement agent for the Offering. As compensation for such placement agent services, the Company (i) agreed to pay the Placement Agent an aggregate cash fee of approximately $119,986, which equal to 6.0% of the aggregate purchase price paid by the investors in the Offering, and (ii) agreed to reimburse the Placement Agent up to $75,000 for fees and expenses (including the legal fees, costs and expenses for the Placement Agent’s legal counsel). The Placement Agency Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Placement Agent for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

On the Closing Date, the Company received gross proceeds of approximately $2 million, before deducting Placement Agent fees and estimated Offering expenses. As previously disclosed, on July 28, 2026, the Company and Streeterville Capital, LLC (“Streeterville”) entered into a standstill agreement (the “Standstill Agreement”), pursuant to which Streeterville has agreed to a 75‑day standstill period (the “Standstill”), during which Streeterville will not seek to make any purchases of Common Stock under Section 3 of the Pre-Paid Purchase #1 in connection with that certain securities purchase agreement (the “Streeterville Agreement”), dated September 5, 2025, by and between the Company and Streeterville. In consideration for such standstill, if the Company successfully completed the Offering, the Company agreed to pay Streeterville in cash an amount equal to 20% of the gross proceeds raised in the Offering. As such, the Company intends to use the net proceeds from the Offering for (i) a payment to Streeterville in an amount equal to 20% of the gross proceeds from the Offering (which payment will be made from the net proceeds thereof and occur within 3 trading days of closing); and (ii) working capital and other general corporate purposes.

The foregoing summaries of the terms of the Purchase Agreement, Placement Agency Agreement, Common Warrants and Pre-Funded Warrants do not purport to be complete and are each qualified in their entirety by reference to the full text of the Purchase Agreement, Placement Agency Agreement, Common Warrant and Pre-Funded Warrants, copies or forms of which are attached hereto as Exhibits 10.1, 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Form 8-K”).

Item 8.01 Other Events.

On August 12, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of such press release is filed as Exhibit 99.1 to this Form 8-K and each is incorporated herein by reference.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Registration Statement, the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Placement Agency Agreement, by and between the Company and Maxim Group LLC, as sole placement agent, dated as of August 12, 2026
4.1	Form of Common Warrant
4.2	Form of Pre-Funded Warrant
10.1	Form of Securities Purchase Agreement between the Company and the purchaser signatory thereto, dated as of August 12, 2026
99.1	Press Release announcing the pricing of the Offering, dated August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: August 13, 2026	/s/ Yiran Gu
Yiran Gu Chief Financial Officer